Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Stockell information systems, Inc [Member] $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding cash acquired	$ 1,069
Intangible assets, net	4,553
Goodwill	5,718
Total assets acquired net of acquired cash	$ 11,340